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                                                                   EXHIBIT 10.15


                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (hereinafter called this "Amendment") is entered into as of January 28, 1998, among DAILEY INTERNATIONAL INC., a Delaware corporation ("Borrower"), and at the time of its entry into the Agreement hereinafter referenced, formerly known as Dailey Petroleum Services Corp., a Delaware corporation, and prior to such name, formerly known as Dailey Corporation, a Delaware corporation, successor by merger to Dailey Petroleum Services Corp., a Delaware corporation, the SEVERAL FINANCIAL INSTITUTIONS THAT ARE PARTIES TO THE THIRD AMENDED AND RESTATED LOAN AGREEMENT (collectively, the "Banks," individually, a "Bank") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks (the "Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks and the Agent entered into a Third Amended and Restated Loan Agreement dated as of June 20, 1997 (hereinafter called the "Agreement"), whereby the Banks agreed to make available to the Borrower a credit facility upon the terms and conditions set forth in the Agreement; and

         WHEREAS, the Borrower has requested that the Banks and the Agent agree to certain amendments to the Agreement and acknowledge and agree to certain matters with respect to the Agreement, as each is more particularly specified herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         SECTION 2. Amendments to Agreement. Subject to the conditions precedent set forth in Section 5 hereof, the Agreement is hereby amended as follows:

                 (a) Definitions. (i) The following terms are added in alphabetical order to Section 1.2 of the Agreement:

                 "DWS/DAMCO" means Directional Wireline Services, Inc., a Louisiana corporation, DAMCO Services, Inc., a Louisiana corporation, and DAMCO Tong Services, Inc., a Louisiana corporation.

                 "DWS/DAMCO Acquisition Agreement" means that certain Asset Purchase Agreement among the Borrower, DWS/DAMCO and the Shareholders of DWS/DAMCO dated effective as of November 30, 1997.

                 "DWS/DAMCO Acquisition" means the acquisition by Borrower of substantially all of the assets of DWS/DAMCO, along with consummation
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         of the other transactions contemplated by the DWS/DAMCO Acquisition
         Agreement, in each case, in accordance with the terms and conditions of the DWS/DAMCO Acquisition Agreement.

                 "DWS/DAMCO Acquisition Documents" means the DWS/DAMCO Acquisition Agreement and all other agreements or instruments delivered in connection therewith in order to consummate the DWS/DAMCO Acquisition.

                 "Senior Indenture" means that certain Indenture dated as of August 19, 1997, among the Borrower, the Subsidiary Guarantors (as therein defined) and U.S. Trust Company of Texas, N.A., as Trustee, as amended or modified from time to time with the consent of the Agent and the Majority Banks.

                 "Senior Securities" means the unsecured 9.75% senior notes due August 15, 2007 in the aggregate principal amount of $115,000,000 issued by the Borrower pursuant to, and as provided for by, the Senior Indenture, which notes include the Series A Securities (as therein defined) and the Series B Securities (as therein defined) issued in exchange for such Series A Securities."

                 (ii) The definitions of "Consolidated Interest Expense," "Guarantors," "Funded Debt Ratio" and "Material Foreign Subsidiaries" in
Section 1.2 of the Agreement are hereby amended and restated in their entirety to read as follows:

                 "Consolidated Interest Expense means, for any period, the interest expense of a Person and its Subsidiaries (including amortization of debt discounts, net cost under interest rate contracts and all of the interest but not the principal component of rentals in respect of Capital Lease obligations) determined on a consolidated basis for such period in accordance with GAAP."

                 "Guarantors mean collectively each of the U.S. Subsidiaries of the Borrower as of the date of this Agreement, as identified on
         Schedule 2.13 attached hereto, and each other Subsidiary that executes and delivers a Guaranty."

                 "Funded Debt Ratio means at any date the ratio of (a) Consolidated Funded Debt of the Borrower on such date to (b) the Consolidated EBITDA of the Borrower for the twelve consecutive calendar months ending on such date; provided, however, that for the periods set forth below, Consolidated EBITDA shall be calculated as follows:

                          (i) for the twelve calendar months ending January 31, 1998, the sum of (A) Consolidated EBITDA of the Borrower for such period plus (B) the Consolidated EBITDA of DWS/DAMCO for such period plus (C) the Consolidated EBITDA of ADI for the period of February 1, 1997 through June 19, 1997;







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                          (ii)    for the twelve calendar months ending April
         30, 1998, the sum of (A) the Consolidated EBITDA for the Borrower for such period, plus (B) the sum of Consolidated EBITDA of DWS/DAMCO for the nine calendar months ending January 31, 1998 plus (C) the Consolidated EBITDA of ADI for the period of May 1, 1997 through June 19, 1997;

                          (iii) for the twelve calendar months ending July 31, 1998, the sum of (A) the Consolidated EBITDA of the Borrower for such period, plus (B) the Consolidated EBITDA of DWS/DAMCO for the six calendar months ending January 31, 1998;

                          (iv) for the twelve calendar months ending October 31, 1998, the sum of (A) the Consolidated EBITDA of the Borrower for such period, plus (B) the Consolidated EBITDA of DWS/DAMCO for the three calendar months ending January 31, 1998; and

                          (v) for the twelve calendar months ending January 31, 1999, and thereafter, the Consolidated EBITDA of the Borrower for the twelve calendar months ending on such date."

                 "Material Foreign Subsidiaries means, at any time, (a) Canadian Air Drilling Services Ltd., an Alberta, Canada corporation, Specialty Testing & Consulting Ltd., an Alberta, Canada corporation, Dailey Regional Headquarters, S.A., a Venezuela corporation, Dailey de Venezuela, S.A., a Venezuela corporation, GL/95 Servicios, C.A., a Venezuela corporation, and Air Drilling Services de Venezuela, C.A., a Venezuela corporation, and (b) any other Foreign Subsidiary that, together with its Subsidiaries, (i) accounted for more than 5% of the revenue of the Borrower and its Subsidiaries determined on a consolidated basis for the then most recently completed fiscal year of the Borrower, or (ii) was the owner of more than 5% of the assets of the Borrower and its Subsidiaries determined on a consolidated basis at the end of such fiscal year of the Borrower, all as shown in the case of (i) and (ii) on the consolidated financial statements of the Borrower and its Subsidiaries for such fiscal year of the Borrower."

                 (iii) The reference to "$2,000,000" in clause (vii) of the definition of Permitted Liens in Section 1.2 of the Agreement is hereby amended to read "$2,500,000".

                 (b)      Representations and Warranties.  The following
Section 2.21 is hereby added to the Agreement immediately following the end of
Section 2.20:

                 "Section 2.21 DWS/DAMCO Acquisition. The Borrower has delivered to the Agent and the Banks a true, complete and correct copy of the DWS/DAMCO Acquisition Documents. No Default or Event of Default will occur as a result of giving effect to the DWS/DAMCO Acquisition and all representations and warranties contained in the Loan Documents shall be true and correct after giving effect to the DWS/DAMCO Acquisition.

                 (c) Security. Section 3.11 of the Agreement is amended and restated in its entirety as follows:





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                 "Section 3.11    Security.

                          (a) Payment of the Notes and the Obligations and the performance of the covenants set forth in this Agreement and the other Loan Documents will be secured, directly or indirectly, by a first priority perfected security interest, mortgage, assignment or lien, as the case may be, in and upon the following described property and assets:

                                  (i)      all of the Borrower's and its U.S.
                 Subsidiaries' present and future accounts, inventory, equipment, fixtures, documents, instruments, general intangibles, chattel paper (as such terms are defined in the UCC), notes receivable, drafts, acceptances, patents, copyrights, trademarks, trade secrets and other intellectual property, rental agreements and lease agreements relating to any of the foregoing, and contract rights now owned or existing and hereafter acquired or arising, wherever located, and all the proceeds thereof, which property and assets are more particularly described in, and which security interests will be evidenced by, one or more Security Agreements or Subsidiary Security Agreement-Pledges, as applicable; provided, however, that so long as the Borrower is in compliance with Section 5.15 hereof, neither the Borrower nor any of its U.S. Subsidiaries shall be required to perfect any such security interests under the laws, regulations or rules of any Governmental Authority situated outside of the United States; and

                                  (ii)     100% of the outstanding capital
                 stock or other ownership interest of all U.S. Subsidiaries and 66-1/2% of the outstanding capital stock or other ownership interest of all Material Foreign Subsidiaries now owned or hereafter acquired by the Borrower or any of its Subsidiaries, which security interest will be evidenced by one or more Security Agreement- Pledges and Subsidiary Security Agreement-Pledges;

                          (b) Payment of the Notes and the Obligations will be guaranteed by the Guarantors, each of such guarantees to be evidenced by a Guaranty. If at any time after the date of this Agreement any Person becomes a U.S. Subsidiary or a Material Foreign Subsidiary of the Borrower, the Borrower shall, and shall cause each such Person to, do the following, as applicable, within thirty (30) days after such Person becomes a U.S. Subsidiary or a Material Foreign Subsidiary of the Borrower: (i) each such U.S. Subsidiary shall execute and deliver to the Agent a Guaranty, (ii) the Borrower and/or each such Subsidiary, as applicable, shall grant to the Agent, for the benefit of the Banks, a first priority perfected security interest in 100% of the stock or other ownership interest in any such U.S. Subsidiary and 66-1/2% of the stock or other ownership interest in any such Material Foreign Subsidiary, in form and substance acceptable to the Agent and the Majority Banks, in each instance, (iii) each such U.S. Subsidiary shall enter into a valid, binding and enforceable Subsidiary Security Agreement (granting the Agent, for the benefit of the Banks, a first priority perfected security interest (in scope and substance acceptable to the Agent and the Majority Banks) in the property of the type described in Section 3(a)(i)





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         above owned by such Subsidiary, (iv) execute such other documents and instruments as may be necessary to comply with Subsection 3.11(c) below, and (v) furnish the Agent, for the benefit of the Agent and the Banks, a written opinion of counsel to such Person reasonably acceptable to the Agent and the Majority Banks covering such matters as the Agent and the Majority Banks may reasonably require.

                          (c) The Borrower will, and will cause each of its U.S. Subsidiaries and, to the extent required by clause (a) or (b) above, Material Foreign Subsidiaries to, execute, acknowledge and deliver to the Agent and the Banks such instruments, mortgages, chattel mortgages, deeds of trust, security agreements, security agreement-pledges, statements, assignments, registrations and financing statements, in form and substance acceptable to the Agent and the Majority Banks, as in the good faith and discretion of counsel for the Agent may be necessary to enforce, grant to the Agent and the Banks and perfect, in the United States and such other jurisdictions in which the Collateral owned by the Borrower and such Subsidiaries is located in accordance with the terms and conditions of clauses (a) and
         (b) above, the security interests, liens, assignments and mortgages on the Collateral. Each of the Borrower, the Agent and the Banks agrees that all Collateral now or hereafter securing any of the Obligations hereunder also shall secure any and all other indebtedness and liabilities now or hereafter owing by the Borrower to the Agent and the Banks under the Loan Documents.

                          (d) Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, if, subsequent to the Issue Date (as defined in the Senior Indenture), any Subsidiary that has not guaranteed, or is not otherwise required to guaranty, the Obligations, whether or not required, guarantees the payment of any Senior Indebtedness (as defined in the Indenture), or any part thereof, including without limitation, the obligations evidenced by the Senior Securities or otherwise arising under the Senior Indenture, then such Subsidiary shall (i) execute and deliver to the Agent a Guaranty no later than contemporaneously with the execution and delivery (or notation on any document or instrument evidencing such Senior Indebtedness) to the holders of such Senior Indebtedness (or a trustee or agent on behalf of such holders) of such Subsidiary's guarantee with respect to such Senior Indebtedness, and (ii) execute and deliver to the Agent, within such period following the delivery of the Guaranty as the Agent shall reasonably request, such other related documents as the Agent deems necessary or desirable and if requested by the Agent, furnish to Agent, for the benefit of the Agent and the Banks, a written opinion of counsel of such Person reasonably acceptable to the Agent and the Majority Banks covering such related matters as the Agent and the Majority Banks may reasonably require."

                 (d) Maximum Funded Debt Ratio. Section 5.12 of the Agreement is amended and restated in its entirety as follows:





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                 "Section 5.12  Maximum Funded Debt Ratio.  The Borrower and
         its Subsidiaries will maintain a Funded Debt Ratio of not greater than
         4.0 to 1.0 at all times throughout the term.

                 (e) Revenue Producing Assets. Section 5.15 of the Agreement is amended and restated in its entirety as follows:

                 "Section 5.15 Revenue Producing Assets. The Borrower and its Subsidiaries will maintain, at all times, Revenue Producing Assets (exclusive of Consignment Assets) in the United States, determined on an original cost basis, in an amount not less than one hundred-fifty percent (150%) of the aggregate Commitment Amount set forth on
         Schedule I with respect to the Line of Credit. Simultaneously with the delivery of each set of financial statements referred to in
         Section 5.1(c) of this Agreement, the Borrower shall furnish to the Agent with copies for each Bank a schedule of the Revenue Producing Assets of the Borrower and its Subsidiaries, which schedule shall set forth the original cost of Borrowers and its Subsidiaries' Revenue Producing Assets by location and entity of ownership along with any other information as the Agent may reasonably request in order to determine compliance with this Section."

                 (f) Financial Projections. The following Section 5.22 is hereby added to the Agreement immediately following the end of Section 5.21:

                 "Section 5.22 DWS/DAMCO Proforma Projections. As soon as available, but in any event no later than January 31, 1998, the Borrower shall deliver to the Agent projections of the Borrower's and its Subsidiaries' financial statements for the fiscal years ending 1998, 1999 and 2000 taking into account the DWS/DAMCO Acquisition on a proforma basis and certified by a Responsible Officer of the Borrower."

                 (g) Indebtedness. Section 6.1 of the Agreement is amended by redesignating clause "(vii)" as clause "(viii)," and immediately following clause "(vi)" of Section 6.1 and immediately prior to redesignated clause "(viii)," adding a new clause "(vii)" to read as follows:

         ", (vii) Indebtedness incurred by the Borrower and each Subsidiary, as applicable, pursuant to the Senior Indenture and Senior Securities not to exceed the principal amount of $115,000,000 in the aggregate (together with premium (if any) and accrued interest thereon), including the Subsidiary Guarantees (as defined in the Senior Indenture), the form and substance of each of which is acceptable to the Agent and the Banks,"

                 (h) Contingent Liabilities. Section 6.3 of the Agreement is amended by redesignating clause "(v)" as clause "(vi)," and immediately following clause "(iv)" of Section 6.3 and immediately prior to redesignated clause "(vi)," adding a new clause "(v)" to read as follows:

         ", (v) contribution obligations of Subsidiaries pursuant to Section
         10.05 of the Senior Indenture,"





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                 (i)      Schedules.  The Agreement is hereby amended further
by deleting Schedule 2.13 therefrom and substituting Schedule 2.13 attached hereto in lieu thereof.

         SECTION 3. Release. By its signature hereto, the Agent acknowledges and agrees that effective August 19, 1997 (a) the Term Notes have been repaid in cash and (b) the release of the obligations and security interests expressly provided for in Section 3.11(d) of the Agreement as in effect prior to this Amendment, and evidenced by the Loan Documents described on Annex I hereto has occurred and (c) the Loan Documents described on Annex I hereto are deemed terminated. At Borrower's request and expense, the Agent will execute and deliver to Borrower such evidence as Borrower shall reasonably request to memorialize the foregoing.

         SECTION 4.  Consent.  Subject to the conditions precedent set forth in
Section 5 hereof, the Agent and the Banks hereby consent to the DWS/DAMCO Acquisition.

         SECTION 5.  Conditions of Effectiveness.

                 (a) The Agent and the Banks have relied upon the representations and warranties contained in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of the Borrower made or referred to herein, and performance by the Borrower of its obligations to be performed under the Agreement on or before the date of this Amendment (except to the extent amended herein).

                 (b) The amendments to the Agreement set forth herein are further conditioned upon the Borrower having paid all accrued and unpaid legal fees and expenses referred to in Section 5.2 of the Agreement and Section 9 hereof to the extent invoices for such fees and expenses have been delivered to the Borrower.

                 (c) The amendments to the Agreement set forth herein are further conditioned upon the Borrower having satisfied all of the conditions described in that certain Amended and Restated Post Closing Condition Letter dated as of July 31, 1997 from the Borrower to the Agent.

                 (d) The amendments to the Agreement set forth herein are further conditioned upon the Borrower having furnished any and all other information requested by the Agent or any Bank.

         SECTION 6. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Agent and each Bank, with full knowledge that the Agent and each Bank is relying on the following representations and warranties in executing this Amendment, as follows:

                 (a) The Borrower has corporate power and authority to execute, deliver and perform this Amendment, and all corporate action on the part of the Borrower requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

                 (b) The Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with





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this Amendment to which the Borrower or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Borrower and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

                 (c) This Amendment does not and will not violate any provisions of the articles or certificate of incorporation or bylaws of the Borrower, or any contract, agreement, instrument or requirement of any Governmental Authority to which the Borrower is subject. The Borrower's execution of this Amendment will not result in the creation or imposition of any lien upon any properties of the Borrower, other than those permitted by the Agreement and this Amendment.

                 (d) The Borrower's execution, delivery and performance of this Amendment do not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

                 (e) The audited annual financial statements of the Borrower and its Subsidiaries at April 30, 1997 and the interim financial statements of the Borrower and its Subsidiaries for the six (6) months ended October 31, 1997 and the related consolidated statements of income and retained earnings and cash flows of the Borrower for the periods then ended which have been furnished to the Agent and the Banks, fairly present the financial condition of the Borrower and its Subsidiaries as of April 30, 1997 and October 31, 1997 and the results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis.

                 (f) The Borrower has performed and complied with all agreements and conditions contained in the Agreement required to be performed or complied with by the Borrower prior to or at the time of delivery of this Amendment.

                 (g) No Default or Event of Default exists and after giving effect to this Amendment no Default or Event of Default will exist and all of the representations and warranties contained in the Agreement, as amended by this Amendment, and the other Loan Documents are true and correct in all material respects on and as of this date.

                 (h) Nothing in this Section 6 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which the Borrower or any of the Subsidiaries is a party.

         SECTION 7. Reference to and Effect on the Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Agreement as amended hereby.

         SECTION 8. No Waiver. Except as specifically amended hereby, the Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Agent and the Banks and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.





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         SECTION 9.  Cost, Expenses and Taxes.  The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of- pocket expenses of the Agent and the Banks. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 10. Extent of Amendments. Except as otherwise expressly provided herein, the Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. The Borrower ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) except for the releases described in Section 3 hereof, the Collateral is unimpaired by this Amendment.

         SECTION 11. Grant and Affirmation of Security Interest. Except as expressly provided in Section 3 hereof, each of the Borrower and its Subsidiaries that are a party to a Security Instrument, hereby grants a security interest in the Collateral to secure payment and performance of the Revolving Credit Note and the Obligations and each of the Borrower and its Subsidiaries that are a party to a Security Instrument hereby confirms and agrees that any and all liens, security interests and other security or Collateral now or hereafter held by the Agent for the benefit of, and as representative of, the Banks as security for payment and performance of the obligations hereby are renewed and carried forth to secure payment and performance of all of the Obligations. Except as expressly provided in Section 3 hereof, the Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 12. Guaranties. Each of the Guarantors hereby consents to and accepts the terms and conditions of this Amendment, agrees to be bound by the terms and conditions hereof and ratifies and confirms that its Guaranty, executed and delivered to the Agent for the benefit of and as representative of the Banks as of June 20, 1997, guaranteeing payment of the Obligations, is and remains in full force and effect, except to the extent such Guarantee has been released pursuant to Section 3 of this Amendment.

         SECTION 13.  Further Assurances.  In particular recognition of Section
5.8 of the Agreement, but in no regard prejudicial to any other provision of any Loan Document, the Borrower recognizes and affirms its obligations under
Section 5.8 as being applicable to this Amendment, as well as to each other Loan Document.

         SECTION 14. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.





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         SECTION 15.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 16. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 17.  Arbitration.

                 (a) Upon the demand of any party, any Dispute shall be resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

                 (b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

                 (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

                 (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

                 (e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

                 (f) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

         SECTION 18. NO ORAL AGREEMENTS. THE AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                        BORROWER:
                                        --------

                                        DAILEY INTERNATIONAL INC. (formerly
                                         known as Dailey Petroleum
                                         Services Corp.)


                                        By /s/ DAVID T. TIGHE
                                           -----------------------------------
                                               David T. Tighe
                                               Senior Vice President



                                        AGENT:
                                        -----

                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                         ASSOCIATION, AS AGENT FOR THE
                                         BANKS


                                        By /s/ THEODORE M. NOWAK
                                          ------------------------------------
                                               Theodore M. Nowak
                                               Vice President


                                        BANKS:
                                        -----

                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                         ASSOCIATION


                                        By /s/ THEODORE M. NOWAK
                                          ------------------------------------
                                               Theodore M. Nowak
                                               Vice President

         CONSENTED AND AGREED TO AS OF THE 28th day of January, 1998:





                                        DAILEY ENERGY SERVICES, INC. (formerly
                                         known as Dailey International, Inc.)


                                        By  /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        DAILEY INTERNATIONAL SALES CORPORATION


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        COLUMBIA PETROLEUM SERVICES CORP.


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        INTERNATIONAL PETROLEUM SERVICES, INC.


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        DAILEY ENVIRONMENTAL REMEDIATION
                                         TECHNOLOGIES, INC.


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:


                                        AIR DRILLING INTERNATIONAL, INC.


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        AIR DRILLING SERVICES, INC.


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                        DAILEY WORLDWIDE SERVICES, INC.
                                         (formerly known as Energy Caribbean
                                         Services, Inc.)


                                        By /s/  DAVID T. TIGHE
                                          ------------------------------------
                                           Name:
                                           Title:

                                    ANNEX I

                            RELEASED LOAN DOCUMENTS


1. Subsidiary Commercial Security Agreement dated effective as of June 20, 1997 by and between Wells Fargo Bank (Texas), National Association, as Agent for the Banks from time to time a party to the Agreement, and Canadian Air Drilling Services Ltd.;

2. Subsidiary Commercial Security Agreement dated effective as of June 20, 1997 by and between Wells Fargo Bank (Texas), National Association, as Agent for the Banks from time to time a party to the Agreement, and Specialty Testing & Consulting Ltd.;

3. Subsidiary Commercial Security Agreement dated effective as of June 20, 1997 by and between Wells Fargo Bank (Texas), National Association, as Agent from time to time a party to the Agreement, and 3-D Drilling Tools & Services International Ltd.;

4. Continuing Guaranty Agreement dated as of June 20, 1997 by Canadian Air Drilling Services Ltd. in favor of the Banks from time to time a party to the Agreement, the Issuing Bank and Wells Fargo Bank (Texas), National Association, as agent for the Banks;

5. Continuing Guaranty Agreement dated as of June 20, 1997 by Specialty Testing & Consulting Ltd. in favor of the Banks from time to time a party to the Agreement, the Issuing Bank and Wells Fargo Bank (Texas), National Association, as agent for the Banks;

6. Continuing Guaranty Agreement dated as of June 20, 1997 by and 3-D Drilling Tools & Services International Ltd. in favor of the Banks from time to time a party to the Agreement, the Issuing Bank and Wells Fargo Bank (Texas), National Association, as agent for the Banks; and

7. Security Agreement-Pledge (Stock of Domestic and Foreign Subsidiaries of Canada Air Drilling Services Ltd.) dated as of June 20, 1997, by Canada Air Drilling Services Ltd. in favor of the Banks from time to time a party to the Agreement and Wells Fargo Bank (Texas), National Association, as agent for the Banks.

                                    Amended
                                 SCHEDULE 2.13


OWNER             SUBSIDIARY            NUMBER       CERTI-       PERCEN-      JURISDIC-
-----             ----------              OF         FICATE       TAGE OF        TION
                                        SHARES      NUMBER(S)     SHARES          OF
                                        OWNED       ---------     OWNED        FORMATION
                                        -----                     -----        ---------
Dailey            Air Drilling          100,000         19        100%         Delaware
Petroleum         International
Services          Inc.
Corp.

DPSC              Dailey                  5,000         1         100%         Delaware
                  International
                  Inc.

DPSC              Dailey                    500         2         100%         Delaware
                  International
                  Sales Corp.

DPSC              Columbia                1,000         1         100%         Delaware
                  Petroleum
                  Services Corp.

DPSC              International           1,000         2         100%         Delaware
                  Petroleum
                  Services Corp.

DPSC              Dailey                    100         1         100%         Texas
                  Environmental
                  Remediations

DPSC              Energy                     10         1         100%         Texas
                  Caribbean

                  Empress
                  Technica              Dissolved                              Brazil
                  Comerciale            Limited Liability Company
                  Equipmentos,
                  Ltdo.

                  Dailey Regional       Dissolved                  *           Venezuela
                  Headquarters, S.A.    3/27/96


Genesis           Worldwide Oil           1,000         2         100%         Cayman
as nominee of     Tool Rentals                                                 Islands
DPSC
DPSC              International           1,000                   100%         Cayman
                  Oil Tool Rentals                                             Islands
                  Ltd.

DPSC              Dailey de               1,498                   100%         Venezuela
                  Venezuela, S.A.

DPSC              GL/98 Services,            99                    99%         Venezuela
Carlos Delgado    C.A.                        1                     1%

DPSC                   J.D.                   10,000                   100%        Netherland
                       Investments                                                 Antilles
                       Bonaire N.V.

     J.D.              J.D.I. Tool                40         1-40      100%        Netherland
     Investments       Works B.V.                                                  Antilles
     Bonaire N.V.      (f/k/a/
                       [ILLEGIBLE]
                       atis B.V.

     Air Drilling      Air Drilling              100           17      100%        Wyoming
     International,    Services, Inc.
     Inc.

     Air Drilling      Canadian Air              100            2      100%        Alberta
     Services, Inc.    Drilling
                       Services Ltd.

                       Specialty                 100            2      100%        Alberta
                       Testing &
                       Consulting Ltd.

                       Air Drilling              500          1-500    100%        France
                       Services -
                       France (SARL)

                       Air Drilling             1000           [1]     100%        Venezuela
                       Services De
                       Venezuela, C.A.

     Canadian          3-D Drilling             1000           [1]     100%        Alberta
     Air Drilling      Tools &
     Services Ltd.     Services
                       International
                       Ltd.

     Dailey            Directional         1,040,000            4       52%        Nigeria
     International     Wireline
     Inc.              Engineering
     (f/n/a DPSC)      Services
                       (Nigeria)
                       Ltd.

                       Iyke Ejisu            800,000            2       40%

                       Joe Obi               160,000            3        8%